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                                                                    EXHIBIT 10.9



Mr. B. R. Phillips III                                              May 29 1992
National Rural Telecommunications Cooperative
2201 Cooperative Way
Suite 400
Herndon, VA  22701


Reference:   DBS Distribution Agreement Dated April 10, 1992 Between Hughes
             Communications Galaxy, Inc. (HCG) and the National Rural
             Telecommunications Cooperative (NRTC), as amended (the "Agreement")

Dear Bob,

In accordance with Section 1.05 (b) of the Agreement, HCG hereby approves as final, the form of Exhibit 1.01(b) (iii) (4) provided with your letter dated May 26, 1992 (the "Exhibit") subject to the following:

     (1) Subject to reinstatement by later amendment of the Exhibit as described below, any zip codes listed in the Exhibit for which the number of Eligible Residences is left blank shall be removed from the Exhibit at this time.

     (2) Subject to reinstatement by later amendment of the Exhibit as described below, any zip codes listed in the Exhibit which lie within the 200 most populous MSA counties (as listed in Attachment 1 of this letter) shall be removed from the Exhibit at this time.

It is understood that in accordance with Section 1.01(b) (iii) (4) of the Agreement, the identification of zip codes in the Exhibit may be amended by NRTC to correct omissions of any zip codes in which electric or telephone utility service is provided by a Member as of the Execution Date of the Agreement; it being further understood that all amendments shall be considered to be consistent with the numeric and geographic limitations (by zip code) set forth in the Exhibit. In addition, HCG and NRTC agree that Section 1.01(b) (iii) (4) of the Agreement shall be amended such that NRTC may correct such omissions within one hundred fifty (150) days from the Execution Date (i.e., September 7,
1992) rather than one hundred twenty (120) days as stated in the Agreement.
NRTC shall provide HCG with no less than 3 days prior written notice of any amendments to the Exhibit.
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     If you are in agreement with the conditions set forth above, please so acknowledge by signing below and returning a signed copy of this letter to me. We will consider the condition precedent set forth in Section 1.03(b) of the Agreement to be satisfied upon receipt of a signed copy of this letter.

                                        Sincerely,


                                        /s/ James Ramo
                                        James Ramo

Acknowledged and agreed to:

_________________________          Date:__________


By:
Title:

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